U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): September 26, 2001

AVANI INTERNATIONAL GROUP INC.

 (Name of Small Business Issuer in its charter)

 Nevada                 000-23319                      88-0367866

(State of           Commission File No.        (I.R.S. Employer

Incorporation)                                 I.D. Number)

#328-17 Fawcett Road, Coquitlam, B.C. (Canada)    V3K 6V2

 (Address of principal executive offices)         (Zip Code)

Registrant's telephone number 604-525-2386.

Item 1. Change of Control.

As reported in the Company’s Form 10-QSB for the period ended June 30, 2001, the Company received a loan in the amount of $500,745.31 from an unaffiliated third party. The loan was unsecured, was due and payable on December 31, 2001, and at the discretion of the Company, the loan may have been paid in cash or in the form of common stock at a price per share equal to the closing price of the Company’s common stock as quoted on the NASDAQ OTCBB or other market, on the trading day immediately preceding the due date. The lender of the loan was David Pok Beng Kwong.

On September 26, 2001, the Company revised the principal amount of the loan with the lender by reducing the principal amount of the loan to $210,745.31, among other terms, and by entering separate loan agreements and promissory notes totaling $ 290,000 in the aggregate with four other persons. Each of the loans are unsecured, are due and payable on December 31, 2001, and at the discretion of the Company, the loans are payable in cash or in the form of common stock at a price per share equal to the closing price of the Company’s common stock as quoted on the NASDAQ OTCBB or other market, on the trading day immediately preceding the due date. In addition on such date, David Pok Beng Kwong purchased 500,000 shares of common stock of the Company in exchange for reducing the principal amount of his loan by $25,000 from $210,745.31 to $185,745.31. In addition, this lender received a stock purchase warrants to purchase a total of 500,000 shares of common stock as follows; at a price per share of $0.05 if on or before September 26, 2003, at a price per share of $0.06 if on or before September 26, 2005; and at a price per share of $0.07 if on or before September 26, 2003.

After giving effect to the 500,000 shares of common stock issued to this lender and the stock purchase warrants to acquire an additional 500,000 shares of common stock of the Company obtained by this lender, David Pok Beng Kwong is the beneficial owner of 32.9% of the common stock of the Company. As of this date, 2,535,052 shares of common stock are issued and outstanding.

Item 7. Financial Statements and Exhibits.

(c). Exhibits

10(xxvii) Loan Agreement, as revised, dated June 13, 2001 by and between David Pok Beng Kwong and Avani International Group, Inc.

10(xxviii) Investment Agreement dated September 26, 2001 by and between David Pok Beng Kwong and Avani International Group, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avani International Group, Inc.

October 10, 2001

/s/ Dennis Robinson

Dennis Robinson

Treasurer and

Chief Accounting Officer

                          EXHIBIT INDEX

     Exhibit Number                Description

     -------------------                --------------

10(xxvii) Loan Agreement, as revised, dated June 13, 2001 by and between David Pok Beng Kwong and Avani International Group, Inc.

10(xxviii) Investment Agreement dated September 26, 2001 by and between David Pok Beng Kwong and Avani International Group, Inc. and Warrant Agreement dated September 26, 2001 by and between David Pok Beng Kwong and Avani International Group, Inc.

Exhibit 10(xxvii)

THIS LOAN AGREEMENT is dated June 13, 2001

BETWEEN:

DAVID POK BENG KWONG, whose address at No 81, Jalan SS2/18, Petaling Jaya, 47300 Selangor Darul Ehsan, Malaysia. (hereinafter called the “Lender”)

AND:

AVANI INTERNATIONAL GROUP, INC. a body corporate duly incorporated under the laws of the State of Nevada, having an office at Suite 328 – 17 Fawcett Road, Coquitlam, B.C. V3K 6V2, Canada.

(hereinafter called the “Borrower”)

WHEREAS:

A.

The Borrower will require working capital to satisfy its maintenance requirements on the Bulletin Board of the Over the Counter and to be able to undertake its business activities.

B.

The Borrower desires to borrow and the Lender is willing to loan to the Borrower certain funds subject to the terms and conditions herein set forth,

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiently of which is hereby acknowledged, the parties hereto agree as follows:

1.

THE LOAN

1.1

Establishment of the Loan

The Lender agrees, on the terms and conditions set forth in this Agreement, to advance by way of a loan (the “Loan”) to the Borrower the sum of US$210,745.31 (the “Loan Amount”).

1.1

Evidence of Indebtedness

The indebtedness of the Borrower to the Lender in respect of the Loan shall be evidenced by the promissory note in the form attached as Schedule “A” hereto (the “Note”), which shall be granted by the Borrower to the Lender at the time the Lender advances the Loan Amount.

1.2

Interest

The Loan shall bear no interest.

1.3

Term

(a)

the maturity date of  the Loan is on or before December 31, 2001 days after the date of receipt of the Loan;

(b)

after the maturity date, the borrower will pay back the loan to the Lender or the borrower will pay back the Loan to the Lender by issuing common shares at market price from the capital of Company’s stock;

1.1

Use of Proceeds

The Borrower agrees to use the Loan Amount solely for the purposes of paying those expenses reasonably incurred by it to undertake and complete its business activities.

2.

REPRESENTATIONS AND WARRANTS

1.1

Representations and Warranties

The Borrower represents and warrants to the Lender that:

(a)

the Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of its incorporating jurisdiction;

(b)

the Borrower has all requisite corporate power and authority to enter into this Agreement and to grant the Note and to carry out the obligations contemplated herein and therein; and

(c)

this Agreement and the Note have been duly and validly authorized, executed and delivered by the Borrower and are valid obligations of it.

1.

COVENANTS OF THE BORROWER

1.1

The Borrower covenants and agrees with the Lender that at all times during the currency of this Agreement it will duly observe and perform each and every of its covenants and agreements set forth in this and Lender’s Security; and provide the Lender with immediate notice of an Event of Default.

1.

EVENT OF DEFAULT

1.1

The outstanding balance of the Loan Amount shall immediately become payable upon demand by the Lender, unless otherwise waived in writing by the Lender, in any of the following events:

(a)

if the Borrower shall default in any payment of the Loan Amount when the same is required hereunder or pursuant to the Note;

(b)

if the Borrower shall become insolvent or shall make a general assignment for the benefit of its creditors, if an order be made or an effective resolution be passed for the winding-up, merger or amalgamation of the Borrower, if the Borrower shall be declared bankrupt or if a custodian or receiver be appointed for the Borrower under the Bankruptcy and Insolvency Act, if a compromise or arrangement is proposed by the Borrower to its creditors or any class of its creditors, or if a receiver or officer with like powers shall be appointed for the Borrower, or

(c)

if the Borrower defaults in observing or performing any other covenant or agreement of this Agreement on its part to be observed or performed and such default shall have continued for a period of seven (7) days after notice in writing has been given by the Lender to the Borrower specifying such default.

1.

GENERAL

5.1

Governing Law

This Agreement shall in all respects be construed in accordance with and governed by the laws of the State of Nevada.

5.2

Currency

All statements of, or references to, dollar amounts in this Agreement mean lawful currency of the United States.

5.3

Further Assurances

The parties will do, execute and deliver or will cause to be done, executed and delivered all such further acts, documents and things as may be required for the purpose of giving effect to this Agreement.

5.4

Notices

Any notice, demand or other document required or permitted to be given under the provisions of this Agreement shall be in writing and may be given by delivering same or mailing same by registered mail or sending same by telecopier, telecommunication device or other similar form of communication to the addresses first above mentioned.

Any notice, demand or document shall, if delivered, be deemed to have been given or made at the time of delivery; if mailed by registered mail and properly addressed be deemed to have been given or made on the fifth day following the day on which it was so mailed, provided that if at the time of mailing or between the time of mailing and the actual receipt of the notice, a mail strike, slowdown or other labour dispute which might affect the delivery of such notice occurs, then such notice shall be only effective if actually delivered; and if sent by telecopier, telecommunication device or other similar form of communication, be deemed to have been given or made on the day following the day on which it was sent.  Any party may give written notice of change of address in the same manner, in which event such notice shall thereafter be given to it as above provided at such provided at such changed address.

IN WITNESS WHEREOF the Lender and the Borrower have executed this Agreement as of the day and year as first above written.

Signed by AVANI INTERNATIONAL GROUP, INC.

In the presence of:

AVANI INTERNATIONAL GROUP, INC.

_/s/Robert Wang

____/s/Wai Meng Yeap

Witness

Authorized Signature

No.2 Jln 37, Taman Desa Jaya, Kepong,

52100, K.L.

Address

Signed by DAVID POK BENG KWONG

In the presence of:

 DAVID POK BENG KWONG

__/s/Chin Yen Ong

_____/s/ David Pok Beng Kwong

Witness

Authorized Signature

No. 106, Jln 1, Teman Sri Selayang,

68100, Bt Caves, K.L.

Address

SCHEDULE “A”

PROMISSORY NOTE

This Promissory Note is granted pursuant to the terms and conditions of a Loan Agreement of even date hereto made between DAVID POK BENG KWONG (the “Lender”) and AVANI INTERNATIONAL GROUP, INC. (the “undersigned”), to which this Promissory Note is a schedule, and this Promissory Note shall be read in conjunction with, be interpreted, and be subject to the terms and provisions of such Loan Agreement.

FOR VALUABLE CONSIDERATION RECEIVED, the Undersigned, hereby promises to pay to the Lender the principal amount of US$210,745.31 pursuant to and in accordance with the terms of the Loan Agreement.

This Promissory Note is governed by, and shall be construed in accordance with the laws of State of Nevada.

PRESENTMENT, DEMAND, PROTEST AND NOTICE OF DISHONOUR AND NON-PAYMENT ARE HEREBY WAIVED BY THE UNDERSIGNED.

Executed at 13th day of  June, 2001.

AVANI INTERNATIONAL GROUP, INC.

By Its Authorized Signatory:

/s/Wai Meng Yeap

Exhibit 10(xxviii)

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE ACT UNLESS THE SECURITIES ARE REGISTERED IN THE UNITED STATES OR AN EXEMPTION UNDER THE ACT IS AVAILABLE.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES OFFERED HEREBY ARE PROHIBITED UNLESS IN COMPLIANCE WITH THE ACT.

INVESTMENT AGREEMENT

This agreement  (“Agreement”) is made and entered into this the 26th  day of September, 2001 by and between Avani International Group, Inc., a Nevada corporation (the “Company”), and David Pok Beng Kwong, whose address at No. 1, Jalan SS 3/46, Petaling Jaya, 47300 Selangor Darul Ehsan, Malaysia (hereinafter called “Investor”).

*W I T N E S E T H *

WHEREAS, on June 13, 2001, Investor and Company did enter into a Loan Agreement (“Loan Agreement”) pursuant to which Investor did loan to Company the sum of Two Hundred Ten Thousand, Seven Hundred and Forty Five Dollars and thirty-one cents ($210,745.31) (“Loan Amount”), subject to the terms therein and a promissory note (“Promissory Note”) dated June 13, 2001.

WHEREAS, both the Loan Agreement and Promissory Note are incorporated by reference for all purposes,

WHEREAS, the parties have agreed to reduce the Loan Amount by the sum of Twenty Five Thousand Dollars ($25,000.00) by issuing Five Hundred Thousand (500,000) shares of common stock, $0.001 par value, of the Company to Investor with the attachment of a Warrant for each share, subject to the terms and conditions herein.

NOW THEREFORE, in consideration of the mutual covenants, terms and conditions contained herein, the parties do hereby covenant, warrant and agree as follows:

1.

Subscription for Common Stock. Subject to the other terms and conditions herein, Investor hereby subscribes to acquire Five Hundred Thousand (500,000) shares of common stock of the Company, $.001 par value (“Common Stock”). Payment for the Common Stock shall be made by reducing the Loan Amount by Twenty Five Thousand Dollars ($25,000.00) which shall occur concurrent with the execution hereof by both parties.

2.

 Reduction of Loan Amount and Promissory Note. Concurrent with the execution hereof by both parties, the Loan Amount (and the principal amount of the Promissory Note) are hereby reduced by the Twenty Five Thousand Dollars ($25,000.000) to One Hundred and Eighty Five Thousand, Seven Hundred Forty Five Dollars and thirty-one cents ($185,745.31) (“New Loan Amount”). The parties may execute new loan documents to reflect the New Loan Amount. However, if the parties do not execute such new loan documents, this Agreement will serve as evidence of the New Loan Amount. Except as stated herein, no other changes, modifications, or revisions are made to the terms and conditions of referenced loan.

1.

Warrant Attachment.    A warrant will be attached to each share; details and conditions of the issuance of such warrants are contained in the Warrant Agreement dated 26th  September 2001.

4.

Representations and Warranties of the Investor. As material inducement to accept the subscription, the Investor hereby represents and warrants to the Company as of the date hereof that:

A.

He is an "Accredited Investor" as that term is defined under Regulation D promulgated under the United States Securities Act of 1933, as amended (the "Act"), which in its definition includes in the alternative the net worth and income requirements stated in B(i) and B(ii) above.

B.

(i) He can bear the economic risk of losing his entire investment; (ii) his overall commitment to investments that are not readily marketable is not disproportionate to his net worth so as to become excessive; (iii) he has adequate means of providing for his current needs and personal contingencies and has no need for liquidity in his investment in the Common Stock; and (iv) he has substantial experience in making investment decisions of this type.

C.

He has read, considered, and understands the Company’s filing with the Securities and Exchange Commission, including its Form 10-KSB for the period ended December 31, 2000, and Form 10-QSB for the periods ended March 31, 2001 and June 30, 2001, respectively (collectively, the “Disclosure Documents”).

D.

He further confirms that all documents, records and books pertaining to the investment in the Common Stock have been made available or delivered to him and he acknowledges that such information and the books and records of the Company will continue to be available upon reasonable notice and during normal business hours.

E.

He has had an opportunity to ask questions of and receive answers from the ...

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